Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated December 29, 2014 to the

Statutory Prospectus for Class A, Class B, Class C, Class R,

Institutional Class, Class R6, Class P, Administrative Class and Class D Shares of

Allianz Funds Multi-Strategy Trust,

Dated April 1, 2014 (as revised December 9, 2014) (as supplemented thereafter)

Disclosure Relating to AllianzGI Global Allocation Fund

Effective January 1, 2015, changes to the fees and expenses, principal investment strategies and principal risks of AllianzGI Global Allocation Fund (the “Global Allocation Fund”) will take effect, as described in greater detail below.

Within the Fund Summary relating to the Global Allocation Fund, the Annual Fund Operating Expenses table in the subsection entitled “Fees and Expenses of the Fund” will be deleted and replaced in its entirety with the following:

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses(3)	Expense Reductions(4) (5)	Total Annual Fund Operating Expenses After Expense Reductions(4)(5)
Class A	0.85%	0.25%	0.26%	0.45%	1.81%	(0.96)%	0.85%
Class B	0.85	1.00	0.33	0.45	2.63	(1.07)	1.56
Class C	0.85	1.00	0.25	0.45	2.55	(0.97)	1.58
Class R	0.85	0.50	0.19	0.45	1.99	(0.98)	1.01
Institutional	0.85	None	0.26	0.45	1.56	(0.95)	0.61
Class P	0.85	None	0.28	0.45	1.58	(0.97)	0.61
Administrative	0.85	0.25	0.38	0.45	1.93	(1.07)	0.86
Class D	0.85	0.25	0.29	0.45	1.84	(0.99)	0.85

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.
(2)	Acquired Fund Fees and Expenses have been restated based upon an estimated allocation of the Fund’s assets among acquired funds. The fees and expenses borne indirectly by the Fund by investing in acquired funds will vary to the extent the Fund invests more or less in acquired funds, the mix of acquired funds differs from past investments, and/or there are changes in the expenses of the acquired funds. As a result, these indirect fees and expenses may be higher or lower than the Acquired Fund Fees and Expenses shown above.
(3)	Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
(4)	The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least January 1, 2016.

(5)	The Manager has contractually agreed, until January 1, 2016, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.40% for Class A shares, 1.11% for Class B shares, 1.13% for Class C shares, 0.56% for Class R shares, 0.16% for Institutional Class shares, 0.16% for Class P shares, 0.41% for Administrative Class shares and 0.40% for Class D shares of the Fund’s average net assets attributable to Class A shares, Class B shares, Class C shares, Class R shares, Institutional Class shares, Class P shares, Administrative Class shares and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Within the Fund Summary relating to the Global Allocation Fund, the table in the subsection entitled “Fees and Expenses of the Fund—Examples” will be deleted and replaced in its entirety with the following:

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$632	$1,000	$1,391	$2,485	$632	$1,000	$1,391	$2,485
Class B	659	1,016	1,500	2,499	159	716	1,300	2,499
Class C	261	701	1,268	2,813	161	701	1,268	2,813
Class R	103	529	982	2,238	103	529	982	2,238
Institutional	62	399	760	1,776	62	399	760	1,776
Class P	62	404	769	1,796	62	404	769	1,796
Administrative	88	502	942	2,167	88	502	942	2,167
Class D	87	482	903	2,077	87	482	903	2,077

Within the Fund Summary relating to the Global Allocation Fund, the subsection entitled “Principal Investment Strategies” will be deleted and replaced in its entirety with the following:

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments, including exchange-traded funds (“ETFs”) and exchange-traded notes, and derivative instruments such as futures. The Fund also seeks to limit portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar denominated fixed income securities. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”). The Fund may also use an “Opportunistic Component” whereby it invests up to 10% of its assets in any combination of the following asset classes: emerging market debt, international debt, high yield debt (commonly known as “junk bonds”), commodities, Treasury Inflation-Protected Securities (“TIPS”) and real estate securities, including U.S. and non-U.S. real estate investment trusts (“REITs”). The Fund may either invest directly in these different asset classes or indirectly through derivatives and other instruments.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. Depending on market conditions, the Equity Component may range between approximately 50% and 70% of the Fund’s assets and the Fixed Income Component may range between approximately 30% and 50% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. Combined investments in the Equity Component and the Opportunistic Component are limited to 80% of the Fund’s assets at the time of investment. The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class.

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Within the Fund Summary relating to the Global Allocation Fund, the following is hereby added to the alphabetical list of principal risks in the subsection entitled “Principal Risks” after the first five risks:

Tax Risk: Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Within the Fund Summary relating to the Global Allocation Fund, the following changes will be made to the order of principal risks in the subsection entitled “Principal Risks”: “Management Risk” will be repositioned below “Equity Securities Risk,” and “Underlying Fund and Other Acquired Fund Risk” will be repositioned below “Smaller Company Risk.”

Within the “Overview of Allianz Target Funds” section, all references to the Global Allocation Fund will be removed. Throughout the statutory prospectus, all references to the “Target Risk Funds” and “Target Funds” will no longer include the Global Allocation Fund. Within the “Management of the Funds – AllianzGI U.S.” section, the disclosure relating to the portfolio managers of the Target Funds will also relate to the Global Allocation Fund.

Within the “Summary of Principal Risks,” “Underlying Funds and Other Acquired Funds,” “Management of the Funds,” “How Fund Shares are Priced” and “Characteristics and Risks of Securities and Investment Techniques” sections, all references to the ability of AllianzGI Emerging Markets Debt Fund, AllianzGI Multi-Asset Real Return Fund and AllianzGI Global Fundamental Strategy Fund to invest in Underlying Funds and Other Acquired Funds and related disclosure will be revised to also include the Global Allocation Fund as a fund that may invest to the same extent in Underlying Funds and Other Acquired Funds.

Within the “Principal Investment and Strategies of Each Fund” section, the following new subsection entitled “AllianzGI Global Allocation Fund” will be added after “Principal Investments and Strategies of Each Fund – AllianzGI Emerging Markets Small-Cap Fund”:

AllianzGI Global Allocation Fund

	Investment Objective		Dividend Frequency
Principal Investments and Strategies	Seeks after-inflation capital appreciation and current income		At least quarterly
	Allocation Strategy	Target	Range
	Equity Exposure	60%	50% to 70%
	Fixed Income Exposure	40%	30% to 50%

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments, including exchange-traded funds (“ETFs”) and exchange-traded notes, and derivative instruments such as futures. The Fund also seeks to limit portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar denominated fixed income securities. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”). The Fund may also use an “Opportunistic Component” whereby it invests up to 10% of its assets in any combination of the following asset classes: emerging market debt, international debt, high yield debt (commonly known as “junk bonds”), commodities, Treasury Inflation-Protected Securities (“TIPS”) and real estate securities, including U.S. and non-U.S. real estate investment trusts (“REITs”). The Fund may either invest directly in these different asset classes or indirectly through derivatives and other instruments.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. Depending on market conditions, the Equity Component may range between approximately 50% and 70% of the Fund’s assets and the Fixed Income Component may range between approximately 30% and 50% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. Combined investments in the Equity Component and the Opportunistic Component are limited to 80% of the Fund’s assets at the time of investment. The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class.

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

	• Allocation Risk • Market Risk • Issuer Risk • Equity Securities Risk	• Emerging Markets Risk • Fixed Income Risk • Focused Investment Risk • High Yield Risk	• Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk
	• Management Risk	• Index Risk	• Short Selling Risk
	• Commodity Risk	• Interest Rate Risk	• Smaller Company Risk
	• Convertible Securities Risk	• IPO Risk	• Underlying Fund and Other Acquired Fund Risks
	• Credit and Counterparty Risk	• Leveraging Risk	• Tax Risk
	• Currency Risk	• Liquidity Risk	• Turnover Risk
	• Derivatives Risk	• Mortgage-Related and Other Asset-Backed Risk	• Variable Distribution Risk

Disclosure Relating to AllianzGI Global Growth Allocation Fund

Effective January 1, 2015, changes to the fees and expenses, principal investment strategies, principal risks and benchmarks of AllianzGI Global Growth Allocation Fund (the “Global Growth Allocation Fund”) will take effect, as described in greater detail below. Effective February 2, 2015, the Global Growth Allocation Fund will change its name to “AllianzGI Global Dynamic Allocation Fund” and all references to the Global Growth Allocation Fund will be changed to “AllianzGI Global Dynamic Allocation Fund.” All other changes described below will take effect on or about January 1, 2015.

Within the Fund Summary relating to the Global Growth Allocation Fund, the Annual Fund Operating Expenses table in the subsection entitled “Fees and Expenses of the Fund” will be deleted and replaced in its entirety with the following:

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses(3)	Expense Reductions(4) (5)	Total Annual Fund Operating Expenses After Expense Reduction(4)(5)
Class A	0.85%	0.25%	2.74%	0.34%	4.18%	(3.44)%	0.74%
Class C	0.85	1.00	2.68	0.34	4.87	(3.35)	1.52
Class R	0.85	0.50	2.93	0.34	4.62	(3.65)	0.97
Institutional	0.85	None	2.63	0.34	3.82	(3.35)	0.47
Class P	0.85	None	2.91	0.34	4.10	(3.53)	0.57
Administrative	0.85	0.25	2.69	0.34	4.13	(3.41)	0.72
Class D	0.85	0.25	3.06	0.34	4.50	(3.76)	0.74

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.
(2)	Acquired Fund Fees and Expenses have been restated based upon an estimated allocation of the Fund’s assets among acquired funds. The fees and expenses borne indirectly by the Fund by investing in acquired funds will vary to the extent the Fund invests more or less in acquired funds, the mix of acquired funds differs from past investments, and/or there are changes in the expenses of the acquired funds. As a result, these indirect fees and expenses may be higher or lower than the Acquired Fund Fees and Expenses shown above.
(3)	Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
(4)	The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least January 1, 2016.
(5)

The Manager has contractually agreed, until January 1, 2016, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.40% for Class A shares, 1.18% for Class C shares, 0.63% for Class R shares, 0.13% for Institutional Class shares, 0.23% for Class P shares, 0.38% for Administrative Class shares, and 0.40% for Class D shares of the Fund’s average net assets attributable to Class A shares, Class C shares, Class R shares, Institutional Class shares, Class P shares, Administrative Class shares and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Within the Fund Summary relating to the Global Growth Allocation Fund, the table in the subsection entitled “Fees and Expenses of the Fund—Examples” will be deleted and replaced in its entirety with the following:

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$621	$1,452	$2,296	$4,468	$621	$1,452	$2,296	$4,468
Class C	255	1,164	2,176	4,717	155	1,164	2,176	4,717
Class R	99	1,064	2,036	4,499	99	1,064	2,036	4,499
Institutional	48	856	1,683	3,838	48	856	1,683	3,838
Class P	58	922	1,802	4,071	58	922	1,802	4,071
Administrative	74	942	1,826	4,105	74	942	1,826	4,105
Class D	76	1,019	1,971	4,394	76	1,019	1,971	4,394

Within the Fund Summary relating to the Global Growth Allocation Fund, the subsection entitled “Principal Investment Strategies” will be deleted and replaced in its entirety with the following:

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments, including exchange-traded funds (“ETFs”) and exchange-traded notes, and derivative instruments such as futures. The Fund also seeks to limit portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar denominated fixed income securities. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”). The Fund may also use an “Opportunistic Component” whereby it invests up to 10% of its assets in any combination of the following asset classes: emerging market debt, international debt, high yield debt (commonly known as “junk bonds”), commodities, Treasury Inflation-Protected Securities (“TIPS”) and real estate securities, including U.S. and non-U.S. real estate investment trusts (“REITs”). The Fund may either invest directly in these different asset classes or indirectly through derivatives and other instruments.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks.

Depending on market conditions, the Equity Component may range between approximately 20% and 80% of the Fund’s assets and the Fixed Income Component may range between approximately 20% and 80% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. Combined investments in the Equity Component and the Opportunistic Component are limited to 90% of the Fund’s assets at the time of investment. The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class.

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Separately, the Fund will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”). The portfolio managers expect these instruments to provide additional diversification and balance the sources of risk in the Fund. Under certain market conditions, however, the investment performance of the Fund may be less favorable than it would be if the Fund did not use Interest Rate Derivatives.

Within the Fund Summary relating to the Global Growth Allocation Fund, the following is hereby added to the alphabetical list of principal risks in the subsection entitled “Principal Risks” after the first five risks:

Tax Risk: Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Within the Fund Summary relating to the Global Growth Allocation Fund, the following changes will be made to the order of principal risks in the subsection entitled “Principal Risks”: “Management Risk” will be repositioned below “Equity Securities Risk,” and “Underlying Fund and Other Acquired Fund Risk” will be repositioned below “Smaller Company Risk.”

Within the Fund Summary relating to Global Growth Allocation Fund, the following broad-based market index will be added to the existing benchmarks and other comparative performance information (i.e., all performance information that does not report performance of the Fund itself) in the subsection entitled “Performance Information – Average Annual Total Returns (for periods ended 12/31/13)”:

	1 Year	Fund Inception (4/27/09)
60% MSCI ACWI and 40% Barclays Capital Aggregate Bond Index Blend (reflects no deduction for fees, expenses or taxes)*	12.32%	12.00%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.56%

*	Prior to certain changes to the Fund’s principal investment strategies that went into effect January 1, 2015, the Fund disclosed a custom secondary benchmark with a different blend of these two broad-based market indices (80% MSCI AC World Index and 20% Barclays U.S. Aggregate Bond Index).

Within the “Overview of Allianz Target Funds” section, all references to the Global Growth Allocation Fund will be removed. Throughout the statutory prospectus, all references to the “Target Risk Funds” and “Target Funds” will no longer include the Global Growth Allocation Fund. Within the “Management of the Funds – AllianzGI U.S.” section, the disclosure relating to the portfolio managers of the Target Funds will also relate to the Global Growth Allocation Fund.

Within the “Summary of Principal Risks,” “Underlying Funds and Other Acquired Funds,” “Management of the Funds,” “How Fund Shares are Priced” and “Characteristics and Risks of Securities and Investment Techniques” sections, all references to the ability of AllianzGI Emerging Markets Debt Fund, AllianzGI Multi-Asset Real Return Fund and AllianzGI Global Fundamental Strategy Fund to invest in Underlying Funds and Other Acquired Funds and related disclosure will be revised to also include the Global Growth Allocation Fund as a fund that may invest to the same extent in Underlying Funds and Other Acquired Funds.

Within the “Principal Investment and Strategies of Each Fund” section, the following new subsection entitled “AllianzGI Global Growth Allocation Fund” will be added after “Principal Investments and Strategies of Each Fund – AllianzGI Global Fundamental Strategy Fund”:

AllianzGI Global Growth Allocation Fund

	Investment Objective		Dividend Frequency
Principal Investments and Strategies	Seeks after-inflation capital appreciation and, secondarily, current income		At least annually
	Allocation Strategy	Target	Range
	Equity Exposure	60%	20% to 80%
	Fixed Income Exposure	40%	20% to 80%

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments, including exchange-traded funds (“ETFs”) and exchange-traded notes, and derivative instruments such as futures. The Fund also seeks to limit portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

The Fund invests directly and indirectly in globally diverse equity securities, included emerging market equities, and in U.S. dollar denominated fixed income securities. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”). The Fund may also use an “Opportunistic Component” whereby it invests up to 10% of its assets in any combination of the following asset classes: emerging market debt, international debt, high yield debt (commonly known as “junk bonds”), commodities, Treasury Inflation-Protected Securities (“TIPS”) and real estate securities, including U.S. and non-U.S. real estate investment trusts (“REITs”). The Fund may either invest directly in these different asset classes or indirectly through derivatives and other instruments.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks. Depending on market conditions, the Equity Component may range between approximately 20% and 80% of the Fund’s assets and the Fixed Income Component may range between approximately 20% and 80% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. Combined investments in the Equity Component and the Opportunistic Component are limited to 90% of the Fund’s assets at the time of investment. The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component,

and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class.

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Separately, the Fund will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”). The portfolio managers expect these instruments to provide additional diversification and balance the sources of risk in the Fund. Under certain market conditions, however, the investment performance of the Fund may be less favorable than it would be if the Fund did not use Interest Rate Derivatives.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

	• Allocation Risk • Market Risk • Issuer Risk • Equity Securities Risk	• Emerging Markets Risk • Fixed Income Risk • Focused Investment Risk • High Yield Risk	• Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk
	• Management Risk	• Index Risk	• Short Selling Risk
	• Commodity Risk	• Interest Rate Risk	• Smaller Company Risk
	• Convertible Securities Risk	• IPO Risk	• Underlying Fund and Other Acquired Fund Risks
	• Credit and Counterparty Risk	• Leveraging Risk	• Tax Risk
	• Currency Risk	• Liquidity Risk	• Turnover Risk
	• Derivatives Risk	• Mortgage-Related and Other Asset-Backed Risk	• Variable Distribution Risk

Disclosure Relating to AllianzGI U.S. Small-Cap Growth Fund (for purposes of the following paragraph only, the “Fund”)

Effective April 1, 2015, the second sentence of the first paragraph of disclosure relating to the Fund in the “Principal Investments and Strategies of Each Fund” section of the Prospectus is hereby deleted and replaced with the following:

The Fund currently defines “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services.

Disclosure Relating to AllianzGI Best Styles U.S. Equity Fund (for purposes of the following paragraph only, the “Fund”)

Effective April 1, 2015, the fourth sentence of the first paragraph of disclosure relating to the Fund in the “Principal Investments and Strategies of Each Fund” section of the Prospectus is hereby deleted and replaced with the following:

The Fund currently defines “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services.

Please retain this Supplement for future reference.